CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


     The undersigned, the President and Chief Executive Officer of the SEI Daily Income Trust (the "Fund"), with respect to the Fund's Form N-CSR for the year ended July 31, 2007 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: September 28, 2007

                                           /s/ Robert A. Nesher
                                           ---------------------------------
                                           Robert A. Nesher
                                           President and Chief Executive Officer